Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events
Subsequent Events

17) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through August 29, 2019, the date at which the unaudited condensed consolidated interim financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On July 16, 2019, a subsidiary of Shell exercised its option to extend the time charter of the vessel Windsor Knutsen by one additional year until October 2020.

On August 14, 2019, the Partnership paid a quarterly cash distribution of $0.52 per common unit with respect to the quarter ended June 30, 2019 to all common unitholders of record on July 26, 2019. On August 14, 2019, the Partnership paid a cash distribution to holders of Series A Preferred Units with respect to the quarter ended June 30, 2019 in an aggregate amount equal to $1.8 million.